UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2020

Date of reporting period: 08/31/2020

Item 1 – Report to Stockholders

AUGUST 31, 2020

2020 Annual Report

BlackRock Funds V

•	BlackRock Floating Rate Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of August 31, 2020	BlackRock Floating Rate Income Portfolio

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending August 31, 2020, the Fund’s Institutional and Class K Shares performed in line with the benchmark S&P®/LSTA Leveraged Loan Index, while the Fund’s Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

Positive contributions to performance were led by underweight allocations to the oil field services segment within energy and to the leisure sector. An overweight to technology also proved additive. Tactical allocations to investment grade corporate bonds and liquid high yield corporate bonds contributed positively as well. Finally, from a credit quality perspective, the Fund’s overweight allocation to B-rated names contributed to performance.

Security selection detracted for the period, most notably within financial other, aerospace/defense and finance company segments. The Fund’s out-of-benchmark allocations to loan index vehicles and equities also detracted from results. Finally, security selection within credits rated CCC and BB weighed on relative performance.

Describe recent portfolio activity.

The Fund increased its exposure to the technology, diversified manufacturing and wirelines sectors, while reducing risk within the consumer cyclical services, pharmaceuticals and lodging sectors. In addition, indexed exposure to loans was decreased, while indexed high yield exposure was increased.

The Fund’s cash position averaged at times over 6% throughout the period but was decreased to about 5.3% by period end. While the Fund generally seeks to be fully invested, cash levels will fluctuate based on market conditions, liquidity considerations and investor flows. The Fund’s cash balance did not have any material impact on Fund performance.

Describe Fund positioning at period end.

The Fund remained positioned to earn attractive floating rate coupon income while seeking to protect capital. At period end, approximately 95% of the Fund was held in core bank loan exposure. Positioning was balanced from a credit rating perspective, while reflecting an overweight to more liquid B-rated paper and underweights to BB and higher beta (more market sensitive) CCC-rated loans. Sector overweight positions included technology, diversified manufacturing and cable & satellite, while the Fund was underweight in financial other, retailers and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2020 (continued)	BlackRock Floating Rate Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011.

(c)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance Summary for the Period Ended August 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.25%	3.23%	(0.04)%	0.87%	N/A	3.28%	N/A	4.16%	N/A
Investor A	2.92	2.91	(0.17)	0.60	(1.92)%	2.97	2.45%	3.85	3.59%
Investor C	2.22	2.21	(0.55)	(0.16)	(1.13)	2.25	2.25	3.10	3.10
Class K	3.31	3.30	0.09	0.92	N/A	3.28	N/A	4.01	N/A
S&P®/LSTA Leveraged Loan Index	—	—	(0.52)	0.89	N/A	3.74	N/A	4.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011.

N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of August 31, 2020 (continued)	BlackRock Floating Rate Income Portfolio

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments	(a)
Floating Rate Loan Interests	98%
Corporate Bonds	2
Common Stocks	—	(b)
Warrants	—	(b)
Other Interests	—	(b)

(a)	Excludes short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION
Credit Rating (a)	Percent of Total Investments	(b)
BBB/Baa	5%
BB/Ba	20
B	70
CCC/Caa	5
CC/Ca	—	(c)
NR	—	(c)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Represents less than 1% of the Fund’s total investments.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares performance results are those of Investor A Shares. Class K Shares performance results shown prior to the Class K Shares inception date of March 28, 2016 is that of Investor A Shares. The performance of the Fund’s Institutional Shares and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that both Institutional Shares and Class K Shares have different expenses than Investor A Shares. The actual returns of both Institutional Shares and Class K Shares would have been higher than those of the Investor A Shares because Institutional Shares and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor A Shares fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to March 21, 2011, Investor C Shares performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor C Shares fees. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on March 1, 2020 and held through August 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$999.60	$3.37	$1,000.00	$1,021.77	$3.40	0.67%
Investor A	1,000.00	998.30	4.67	1,000.00	1,020.46	4.72	0.93
Investor C	1,000.00	994.50	8.52	1,000.00	1,016.59	8.62	1.70
Class K	1,000.00	1,000.90	3.07	1,000.00	1,022.07	3.10	0.61

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.1%

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(a)(b)		42,521	$340,168

Construction & Engineering — 0.1%
Mcdermott International Ltd.(a)		541,445	1,597,267

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)(b)		3,981	154,594

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(a)(b)		71,823	72

Machinery — 0.0%
Ameriforge Group, Inc.(a)		5,385	80,775

Marine — 0.0%
Projector SA(a)(b)		42,521	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(a)		480,539	562,231

Software — 0.0%
Avaya Holdings Corp.(a)		277	4,299

Total Common Stocks — 0.1% (Cost: $7,179,286)			2,739,406

	Par (000)

Corporate Bonds — 1.5%

Airlines — 0.3%
American Airlines, Inc., 11.75%, 07/15/25(c)	USD	8,332	8,000,887

Automobiles — 0.2%
Ford Motor Co., 8.50%, 04/21/23		3,409	3,768,326

Chemicals — 0.0%
Illuminate Buyer LLC, 9.00%, 07/01/28(c)		168	181,020

Communications Equipment — 0.0%
Avaya, Inc., 7.00%, 04/01/19(a)(b)(c)(d)		5,545	—

Construction & Engineering — 0.0%
Pike Corp., 5.50%, 09/01/28(c)		498	495,510

Distributors — 0.2%
Wolverine Escrow LLC, 9.00%, 11/15/26(c)		7,095	5,463,150

Diversified Telecommunication Services — 0.0%
Zayo Group Holdings, Inc., 4.00%, 03/01/27(c)		862	852,302

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC(a)(b)(d): 11.50%, 10/01/20		5,909	—
(LIBOR USD 3 Month + 4.50%), 5.10%, 12/31/49(e)		8,430	—

			—

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp.(b)(c):
(LIBOR USD 3 Month + 9.50%), 11.00%, 05/15/25(e)		1,651	1,311,933
5.00%, (5.00% Cash or 5.00% PIK), 11/15/25(f)(g)		1,113	601,517

			1,913,450

Internet & Direct Marketing Retail — 0.1%
Expedia Group, Inc.(c):
3.60%, 12/15/23		1,217	1,238,850
6.25%, 05/01/25		1,282	1,408,694

			2,647,544

Security	Par (000)	Value

Machinery — 0.2%
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(c)(g)	USD 3,700	$3,879,476

Real Estate Management & Development — 0.1%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(c)	2,894	3,057,207

Software — 0.3%(c)
Castle US Holding Corp., 9.50%, 02/15/28	2,466	2,342,700
Solera LLC, 10.50%, 03/01/24	1,627	1,706,316
Veritas US, Inc., 7.50%, 09/01/25	1,706	1,770,504

		5,819,520

Total Corporate Bonds — 1.5% (Cost: $36,910,515)		36,078,392

Floating Rate Loan Interests — 95.0%

Aerospace & Defense — 1.6%(h)
Bleriot US Bidco, Inc., Delayed Draw Term Loan, (LIBOR USD 3 Month + 4.75%), 5.06%, 10/31/26	368	362,779
Bleriot US Bidco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 5.06%, 10/30/26	2,356	2,321,780
Dynasty Acquisition Co., Inc., Term Loan B1, 04/06/26(i)	12,133	10,717,221
Dynasty Acquisition Co., Inc., Term Loan B2, 04/06/26(i)	6,523	5,761,947
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, 11/28/23(i)	4,205	3,978,940
TransDigm, Inc., Term Loan F, 12/09/25(i)	13,595	12,870,906
TransDigm, Inc., Term Loan G, (LIBOR USD 1 Month + 2.25%), 2.41%, 08/22/24	2,607	2,472,378

		38,485,951

Airlines — 1.1%(h)
American Airlines, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 01/29/27	1,014	696,136
American Airlines, Inc., Term Loan B: (LIBOR USD 1 Month + 2.00%), 2.16%, 04/28/23	6,272	4,936,327
(LIBOR USD 1 Month + 2.00%), 2.16%, 12/15/23	7,076	5,507,107
JetBlue Airways Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/17/24	2,635	2,623,801
Kestrel Bidco, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/26	13,439	11,129,527

		24,892,898

Auto Components — 1.3%(h)
Clarios Global LP, 1st Lien Term Loan:
(LIBOR USD 1 Month + 3.50%), 3.66%, 04/30/26	18,635	18,244,557
(EURIBOR 1 Month + 3.75%), 3.75%, 04/30/26	EUR 2,000	2,349,610
Wand Newco 3, Inc., 1st Lien Term Loan B1, 02/05/26(i)	USD 9,202	8,840,073

		29,434,240

Automobiles — 0.4%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 4.41%, 01/01/38(h)	10,731	10,471,705

Building Products — 0.9%(h)
CPG International LLC, Term Loan, 05/05/24(i)	5,803	5,782,571
LSF10 XL Bidco SCA, Term Loan B3, (EURIBOR 3 Month + 4.00%), 4.00%, 10/12/26	EUR 2,000	2,230,562

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Products (continued)
Wilsonart LLC, Term Loan D, (LIBOR USD 3 Month + 3.25%), 4.25%, 12/19/23	USD	12,798	$12,632,304

			20,645,437

Capital Markets — 2.6%(h)
FinCo I LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 2.16%, 12/27/22		2,464	2,437,290
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 04/12/24(b)		3,303	3,186,993
GT Polaris, Inc., 1st Lien Term Loan, 08/04/27(i)		2,750	2,725,938
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 3.44%, 06/03/26		4,293	4,145,841
Travelport Finance (Luxembourg) SARL, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.07%, 05/29/26		9,429	6,280,505
Travelport Finance (Luxembourg) SARL, 2nd Lien Term Loan, (LIBOR USD 3 Month + 9.00%), 10.07%, 05/28/27		5,005	1,426,425
Zayo Group Holdings, Inc., Term Loan, 03/09/27(i)		42,126	40,854,691

			61,057,683

Chemicals — 3.5%(h)
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23	EUR	1,949	2,193,535
Alpha 3 BV, Term Loan B1, (LIBOR USD 3 Month + 3.00%), 4.00%, 01/31/24	USD	13,287	13,087,754
Ascend Performance Materials LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 08/27/26		10,628	10,538,990
Axalta Coating Systems Dutch Holding B BV, Term Loan B3, (LIBOR USD 3 Month + 1.75%), 2.06%, 06/01/24		5,610	5,460,090
Chemours Co. (The), Term Loan B2, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/03/25		3,874	3,683,853
Greenrock Finance, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.50%, 06/28/24		3,620	3,408,323
Illuminate Buyer LLC, Term Loan, 06/30/27(i)		10,846	10,780,490
Invictus US LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/28/25		2,419	2,316,480
Invictus US LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 6.91%, 03/30/26		1,945	1,614,350
IPS Acquisition LLC, Term Loan B2, 11/07/24(i)		5,697	5,582,995
Messer Industries GmbH, Term Loan B1, (LIBOR USD 3 Month + 2.50%), 2.81%, 01/01/38		8,149	7,972,428
Momentive Performance Materials, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 05/15/24		3,268	3,100,505
Nouryon Finance BV, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 10/01/25		1,056	1,024,071
OXEA Holding Vier GmbH, Term Loan B2, (LIBOR USD 1 Month + 3.50%), 3.69%, 10/14/24		7,514	7,275,804
Road Infrastructure Investment, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.50% - 5.75%, 06/13/23		5,683	5,192,502

			83,232,170

Commercial Services & Supplies — 4.5%(h)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 1 Week + 2.25%), 3.00%, 11/10/23		8,165	8,123,144
Allied Universal Holdco LLC, Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 07/10/26		7,379	7,319,981

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Asplundh Tree Expert LLC, Term Loan B, 08/19/27(i)	USD	6,886	$6,888,135
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(i)		15,622	14,371,925
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.26%, 11/01/24		13,552	13,510,007
Diamond (BC) BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 3.16% - 3.26%, 09/06/24 .		12,986	12,231,407
EnergySolutions LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 05/09/25		2,268	2,097,303
GFL Environmental, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 05/30/25		3,000	2,981,250
Harland Clarke Holdings Corp., Term Loan, (LIBOR USD 3 Month + 4.75%), 5.75%, 11/03/23		1,915	1,347,957
Intrado Corp., Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.00%, 10/10/24		5,308	4,737,148
Intrado Corp., Term Loan B1, (LIBOR USD 3 Month + 3.50%), 4.50%, 10/10/24		1,607	1,423,931
KAR Auction Services, Inc., Term Loan B6, (LIBOR USD 1 Month + 2.25%), 2.44%, 09/19/26(b)		3,527	3,412,645
Prime Security Services Borrower LLC, 1st Lien Term Loan B1, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/23/26		4,755	4,735,032
Tempo Acquisition LLC, Term Loan, 11/02/26(i)		22,272	21,785,386

			104,965,251

Construction & Engineering — 0.5%(h)
Pike Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 07/24/26		1,736	1,726,244
Ply Gem Midco, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 3.92%, 04/12/25		1,950	1,911,172
SRS Distribution, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.07%, 05/23/25		7,944	7,710,796

			11,348,212

Construction Materials — 1.1%(h)
American Builders & Contractors Supply Co, Inc., Term Loan, 01/15/27(i)		9,635	9,373,264
Core & Main LP, Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 08/01/24		10,387	10,140,241
Forterra Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 10/25/23		5,381	5,286,735

			24,800,240

Containers & Packaging — 3.3%(h)
Berry Global, Inc, Term Loan W, (LIBOR USD 1 Month + 2.00%), 2.16%, 10/01/22		10,567	10,411,188
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 3.52%, 04/03/24		14,634	13,880,141
Charter NEX US, Inc., 1st Lien Term Loan: (LIBOR USD 1 Month + 3.25%), 3.41%, 05/16/24		2,053	2,017,714
05/16/24(i)		13,258	13,014,972
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/29/23		10,393	10,025,311
Graham Packaging Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 4.50%, 08/04/27		2,851	2,845,298
Pregis TopCo LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 07/31/26		1,281	1,260,354
Reynolds Group Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 02/05/23		20,445	20,130,708

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Tosca Services LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 5.25%, 08/18/27	USD	2,861	$2,862,202

			76,447,888

Diversified Consumer Services — 2.8%(h)
AlixPartners LLP, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.66%, 04/04/24		12,732	12,439,109
Amentum Government Services Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 01/29/27		2,120	2,112,050
Bright Horizons Family Solutions, LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.50%, 11/07/23		5,160	5,005,538
Mileage Plus Holdings LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/21/27		8,835	8,928,916
Research Now Group, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 6.50%, 12/20/24		5,640	5,329,703
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 5.50%), 5.66% - 5.81%, 08/04/25(b)		5,413	4,438,266
Sotheby’s, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		11,129	10,947,982
TierPoint LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24		4,983	4,813,139
Trugreen Ltd. Partnership, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 03/19/26(b)		9,280	9,140,683
Verisure Holding AB, Facility Term Loan B1, (EURIBOR 6 Month + 3.00%), 3.00%, 10/21/22	EUR	1,254	1,482,091

			64,637,477

Diversified Financial Services — 4.8%(h)
Advisor Group Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 5.00%), 5.16%, 07/31/26	USD	5,025	4,855,468
Alchemy Copyrights LLC, Term Loan, (LIBOR USD 2 Month + 2.25%), 5.50%, 08/05/27		2,986	2,971,070
Belron Finance 2019 LLC, 2nd Lien Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.77%, 10/30/26		5,203	5,111,805
BW Gas Convenience Holdings LLC, Term Loan, (LIBOR USD 1 Month + 6.25%), 6.43%, 11/18/24(b)		3,184	3,168,095
Connect Finco SARL, Term Loan, 12/11/26(i)		24,757	24,060,614
Deerfield Dakota Holding LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 04/09/27		19,731	19,657,064
Genuine Financial Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 07/11/25		9,895	9,058,887
Lealand Finance Co. BV, Term Loan, 06/28/24(b) (i)		178	158,349
Lealand Finance Co. BV, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 06/30/25		1,225	988,786
Milano Acquisition Corp., Term Loan B, 08/17/27(i)		9,298	9,216,642
SMG US Midco 2, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 2.66% - 2.76%, 01/23/25		6,951	5,899,808
Spring Education Group, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.25%), 4.56%, 07/30/25		1,362	1,247,758
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.93%, 12/20/24		9,097	8,744,488
VS Buyer LLC, Term Loan, 02/28/27(i)		11,608	11,419,449

Security	Par (000)		Value

Diversified Financial Services (continued)
Ziggo Financing Partnership, Facility Term Loan I, (LIBOR USD 1 Month + 2.50%), 2.66%, 04/30/28	USD	6,239	$6,024,566

			112,582,849

Diversified Telecommunication Services — 1.9%(h)
Altice Financing SA, Term Loan:
(LIBOR USD 1 Month + 2.75%), 2.91%, 07/15/25		4,270	4,064,534
(LIBOR USD 1 Month + 2.75%), 2.92%, 01/31/26		7,201	6,840,991
Altice France SA, Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.75%, 08/14/26		11,022	10,857,026
Eircom Finco SARL, Term Loan B, (EURIBOR 1 Month + 3.00%), 3.25%, 05/15/26	EUR	1,222	1,438,178
Iridium Satellite LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 11/04/26	USD	3,001	3,006,831
Level 3 Financing, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/01/27		4,000	3,871,045
Ligado Networks LLC, Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20(a)(d)		902	752,934
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 11/15/24		7,719	7,555,023
Northwest Fiber LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.50%), 5.66%, 04/30/27		3,343	3,334,642
TDC A/S, Term Loan B3, (EURIBOR 6 Month + 3.00%), 3.00%, 06/04/25	EUR	2,458	2,873,949

			44,595,153

Electric Utilities — 0.7%(h)
Calpine Construction Finance Co., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 01/15/25	USD	3,162	3,063,040
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 12/13/25		1,596	1,538,261
PGE Corp., Term Loan, (LIBOR USD 2 Month + 4.50%), 5.50%, 06/18/25		7,319	7,195,529
Vistra Operations Co. LLC, Term Loan, 12/31/25(i)		5,000	4,913,000

			16,709,830

Electrical Equipment — 0.9%(h)
Graftech International Ltd., Term Loan, (LIBOR USD 1 Month + 3.50%), 4.50%, 02/12/25		6,052	5,960,844
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.57%, 09/13/24		16,758	16,306,956

			22,267,800

Entertainment — 1.4%(h)
Creative Artists Agency LLC, Term Loan, 11/27/26(i)		4,929	4,695,108
Datto, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 04/02/26		1,900	1,894,477
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 4.50%, 07/03/24		7,247	5,973,118
Live Nation Entertainment, Inc., Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.94%, 10/19/26		8,848	8,202,558
Renaissance Holding Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 05/30/25		316	309,446
UFC Holdings LLC, 1st Lien Term Loan B1, (LIBOR USD 3 Month + 3.25%), 4.25%, 04/29/26		2,495	2,459,049

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Entertainment (continued)
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan B1, (LIBOR USD 1 Month + 2.75%), 2.91%, 05/18/25	USD	12,196	$9,848,333

			33,382,089

Equity Real Estate Investment Trusts (REITs) — 0.3%(h)
Cushman & Wakefield US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 08/21/25		4,902	4,685,441
RHP Hotel Properties LP, Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 05/11/24		2,446	2,316,385

			7,001,826

Food & Staples Retailing — 1.1%(h)
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 3.84%, 05/23/25		2,978	2,892,191
H-Food Holdings LLC, Term Loan B2, 05/23/25(i)		7,171	7,044,180
US Foods, Inc., Term Loan, 06/27/23(i)		15,784	15,169,666
US Foods, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.07%, 09/13/26		1,888	1,803,638

			26,909,675

Food Products — 3.2%(h)
1011778 B.C. Unlimited Liability Com, Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.91%, 11/19/26		7,890	7,584,376
8th Avenue Food & Provisions, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 10/01/25		3,461	3,425,280
Aramark Intermediate HoldCo Corp., Term Loan B3, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/11/25		3,040	2,897,100
B&G Foods, Inc., Term Loan B4, (LIBOR USD 1 Month + 2.50%), 2.66%, 10/10/26		581	577,966
Chobani LLC, 1st Lien Term Loan, 10/10/23(i)		20,122	19,899,232
Froneri International Ltd., 1st Lien Term Loan B2, 01/29/27(i)		18,282	17,586,810
Froneri International Ltd., 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 5.91%, 01/31/28(b)		897	883,545
Hostess Brands LLC, 1st Lien Term Loan B, (LIBOR USD 2 Month + 2.25%), 3.00%, 08/03/25		3,315	3,252,067
JBS USA LUX SA, Term Loan, (LIBOR USD 3 Month + 2.00%), 3.07%, 05/01/26		1,184	1,149,319
Nomad Foods Ltd., Term Loan B4, (LIBOR USD 1 Month + 2.25%), 2.41%, 05/15/24		5,039	4,900,279
Pathway Vet Alliance LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 03/31/27		1,908	1,870,337
Pathway Vet Alliance LLC, Delayed Draw 1st Lien Term Loan, 03/31/27(i)		155	152,388
TMK Hawk Parent Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.58%, 08/28/24		12,497	9,726,820

			73,905,519

Health Care Equipment & Supplies — 1.0%(h)
Ortho-Clinical Diagnostics, Inc., Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 06/30/25	EUR	2,993	3,416,364
Sotera Health Holdings LLC, 1st Lien Term Loan, 12/11/26(i)	USD	21,017	20,959,181

			24,375,545

Security	Par (000)		Value

Health Care Providers & Services — 3.8%(h)
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25(b)	USD	3,735	$3,734,786
Azalea TopCo, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66% - 3.76%, 07/24/26		9,670	9,391,622
CHG Healthcare Services, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.07%, 06/07/23		6,663	6,555,018
Dentalcorp Health Services ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 06/06/25		1,125	1,051,817
Envision Healthcare Corp., Term Loan, 10/10/25(i)		7,262	5,240,866
Eyecare Partners LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 4.82%, 02/18/27		5,427	5,040,961
Eyecare Partners LLC, Delayed Draw 1st Lien Term Loan, 02/18/27(i)		1,269	1,179,172
Gentiva Health Services, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25(b)		8,175	8,093,523
HomeVi, Term Loan B1, (EURIBOR 3 Month + 2.75%), 2.75%, 10/31/26	EUR	2,000	2,278,749
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 06/07/23	USD	4,325	4,276,096
nThrive, Inc., Term Loan B2, (LIBOR USD 1 Month + 4.50%), 5.50%, 10/20/22		4,673	4,205,485
Option Care Health, Inc., Term Loan B, 08/06/26(i)		11,054	11,007,791
Ortho-Clinical Diagnostics, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 06/30/25		10,937	10,529,825
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 02/06/24		3,048	2,530,749
WCG Purchaser Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 5.24%, 01/08/27		4,762	4,728,285
Wink Holdco, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 12/02/24		2,955	2,885,872
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50% - 5.57%, 08/13/26		5,575	5,532,702

			88,263,319

Health Care Technology — 0.4%
Change Healthcare Holdings Inc., Term Loan, 03/01/24(h)(i)		10,079	9,880,497

Hotels, Restaurants & Leisure — 5.0%(h)
Aimbridge Acquisition Co., Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 02/02/26		1,700	1,466,471
Aristocrat Leisure Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 10/19/24		3,960	3,969,900
Aristocrat Leisure Ltd., Term Loan B3, (LIBOR USD 3 Month + 1.75%), 2.02%, 10/19/24		2,667	2,602,150
Boyd Gaming Corp., Term Loan B, (LIBOR USD 1 Week + 2.25%), 2.36%, 09/15/23		3,281	3,183,617
Caesars Resort Collection LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.91%, 12/23/24		9,568	8,975,699
Caesars Resort Collection LLC, Term Loan B1, (LIBOR USD 1 Month + 4.50%), 4.70% - 4.77%, 07/21/25		12,940	12,527,602
CCM Merger, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.00%, 08/06/21		6,473	6,379,596

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.00%, 04/18/24	USD	9,333	$8,834,503
Dorna Sports SL, Term Loan B2, (EURIBOR 6 Month + 3.25%), 3.25%, 05/03/24	EUR	1,913	2,171,025
Flutter Entertainment plc, Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 07/10/25	USD	4,661	4,663,587
Four Seasons Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 2.16%, 11/30/23		4,217	4,092,000
Gateway Casinos & Entertainment Ltd., Term Loan, 12/01/23(i)		663	584,965
Golden Nugget Online Gaming, Inc., Term Loan, (LIBOR USD 2 Month + 12.00%), 13.00%, 10/04/23(b)		740	835,724
Golden Nugget, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 3.25%, 10/04/23		8,044	7,176,429
Herschend Entertainment Co. LLC, Term Loan, 08/25/25(b)(i)		2,194	2,150,120
IRB Holding Corp., Term Loan B, 02/05/25(i)		13,134	12,631,245
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.90%, 04/03/25		3,501	3,393,652
Playa Resorts Holding BV, Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/29/24		1,503	1,302,319
Playtika Holding Corp., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.07%, 12/10/24		4,621	4,654,752
Scientific Games International, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.75%), 2.91% - 3.61%, 08/14/24		3,350	3,125,521
Silk Bidco AS, Term Loan B, (EURIBOR 6 Month + 3.75%), 3.75%, 02/24/25	EUR	2,000	1,809,620
Station Casinos LLC, Term Loan B1, (LIBOR USD 1 Month + 2.25%), 2.50%, 02/08/27	USD	7,494	7,088,294
Tackle SARL, Term Loan B, (EURIBOR 6 Month + 3.50%), 3.50%, 08/08/22	EUR	1,949	2,293,225
Whatabrands LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 07/31/26	USD	9,417	9,169,923
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 05/30/25		1,891	1,816,158

			116,898,097

Household Durables — 0.2%
Serta Simmons Bedding LLC, Term Loan: (LIBOR USD 1 Month + 7.50%), 8.50%, 08/10/23(h)		4,550	3,929,078

			3,929,078

Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., Term Loan:(h) 04/05/26(i)		5,996	5,857,348
(LIBOR USD 1 Month + 2.00%), 2.16%, 08/12/26		4,153	4,026,970

			9,884,318

Industrial Conglomerates — 2.1%(h)
AVSC Holding Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 03/03/25		14,290	10,274,857
Filtration Group Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/31/25		8,680	8,525,243
Vertiv Group Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/02/27		30,021	29,373,410

			48,173,510

Insurance — 3.9%(h)
Alliant Holdings Intermediate LLC, Term Loan:
(LIBOR USD 1 Month + 2.75%), 2.91%, 05/09/25		10,444	10,090,499

Security	Par (000)		Value

Insurance (continued)
(LIBOR USD 1 Month + 3.25%), 3.43%, 05/09/25	USD	1,627	$1,584,651
AmWINS Group, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 01/25/24		9,232	9,151,574
AssuredPartners, Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 3.66%, 02/12/27		5,075	4,944,323
(LIBOR USD 1 Month + 4.50%), 5.50%, 02/12/27		1,529	1,524,075
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 6.66%, 08/04/25		6,204	6,213,063
Asurion LLC, Term Loan B4, 08/04/22(i)		4,741	4,685,307
Asurion LLC, Term Loan B6, (LIBOR USD 1 Month + 3.00%), 3.16%, 11/03/23		9,503	9,329,032
HUB International Ltd., Term Loan: (LIBOR USD 2 Month + 3.00%), 3.22% - 3.26%, 04/25/25		12,987	12,636,621
(LIBOR USD 1 Month + 4.00%), 5.00%, 04/25/25		1,270	1,268,624
Ryan Specialty Group LLC, Term Loan, 09/01/27(i)		5,685	5,660,156
Sedgwick Claims Management Services, Inc., Term Loan: 12/31/25(i)		7,970	7,698,044
(LIBOR USD 1 Month + 4.00%), 4.16%, 09/03/26		1,784	1,755,746
(LIBOR USD 1 Month + 4.25%), 5.25%, 09/03/26		3,550	3,534,487
USI, Inc., Term Loan: 05/16/24(i)		11,797	11,460,743
(LIBOR USD 3 Month + 4.00%), 4.31%, 12/02/26		906	891,525

			92,428,470

IT Services — 11.0%(h)
Ancestry.com Operations Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 10/19/23		7,400	7,386,172
Ancestry.com Operations, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 08/27/26		1,172	1,169,404
Applied Systems, Inc., 1st Lien Term Loan, 09/19/24(i)		10,245	10,191,696
Applied Systems, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 8.00%, 09/19/25		3,085	3,127,055
Boxer Parent Co., Inc., Term Loan, 10/02/25(i)		10,752	10,541,784
Camelot US Acquisition 1 Co., Term Loan, 10/30/26(i)		12,738	12,499,492
CCC Information Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 04/29/24		10,041	9,973,166
Epicor Software Corp., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.75%), 8.75%, 07/31/28		7,322	7,529,432
Epicor Software Corp., Term Loan B, 07/30/27(i)		22,350	22,347,694
Go Daddy Operating Co. LLC, Term Loan B3, 08/10/27(i)		8,020	7,945,815
Greeneden US Holdings I LLC, Term Loan B3, 12/01/23(i)		32,826	32,258,241
IG Investments Holdings LLC, Term Loan, 05/23/25(i)		9,509	9,235,174
Mitchell International, Inc., 1st Lien Term Loan: 11/29/24(i)		7,155	6,792,580
(LIBOR USD 1 Month + 4.25%), 4.75%, 11/29/24		7,414	7,228,650

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.41%, 12/01/25	USD	1,573	$1,439,600
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 7.59%, 08/01/25		3,080	1,550,659
Pug LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 3.66%, 02/12/27		10,197	8,633,335
Rackspace Technology Global, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/03/23		1,225	1,210,111
Solera LLC, Term Loan, (LIBOR USD 2 Month + 2.75%), 2.91% - 2.94%, 03/03/23		13,862	13,608,719
Sophia LP, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/30/22		13,654	13,599,406
SS&C Technologies Holdings, Inc., Term Loan B3, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25		5,409	5,245,319
Trans Union LLC, Term Loan B5, 11/16/26(i)		10,823	10,552,493
Veritas US Inc., Term Loan, 01/01/28(i)		27,089	26,546,948
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.66%, 08/27/25		6,965	6,906,856
Vertafore, Inc., 1st Lien Term Loan, 07/02/25(i)		8,221	8,213,550
WEX, Inc., Term Loan B3, 05/15/26(i)		10,408	10,053,432
Zephyr Bidco Ltd., 1st Lien Term Loan B1, (LIBOR GBP 1 Month + 4.25%), 4.30%, 07/23/25	GBP	2,000	2,550,519

			258,337,302

Life Sciences Tools & Services — 0.5%(h)
Albany Molecular Research, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 8.00%, 08/30/25	USD	1,855	1,797,810
Avantor Funding, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.25%), 3.25%, 11/21/24		1,550	1,532,598
eResearchTechnology, Inc., 1st Lien Term Loan, 02/04/27(i)		8,904	8,874,350

			12,204,758

Machinery — 2.4%(h)
Columbus Mckinnon Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 3.50%, 01/31/24(b)		625	618,551
Gates Global LLC, Term Loan B2, 04/01/24(i) ..		14,599	14,409,225
Ingersoll-Rand Services Co. Ltd., Term Loan B1, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/01/27		9,073	8,785,456
Terex Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.50%, 01/31/24(b)		1,392	1,364,528
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.36%, 03/28/25		25,193	23,744,179
Vertical Midco GmbH, Term Loan, (LIBOR USD 6 Month + 4.25%), 4.57%, 06/30/27		6,582	6,520,327

			55,442,266

Media — 6.1%(h)
Ascend Learning LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 07/12/24(b)		5,323	5,282,729
Charter Communications Operating LLC, Term Loan B1, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/30/25		7,592	7,463,097
Clear Channel Outdoor Holdings, Inc., Term Loan B, 08/21/26(i)		24,586	22,289,791
CSC Holdings LLC, Term Loan:
(LIBOR USD 1 Month + 2.25%), 2.41%, 07/17/25		8,266	7,966,811
(LIBOR USD 1 Month + 2.50%), 2.66%, 04/15/27		10,866	10,501,375

Security	Par (000)		Value

Media (continued)
Diamond Sports Group LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 08/24/26	USD	758	$639,496
Gray Television, Inc., Term Loan B2, (LIBOR USD 1 Month + 2.25%), 2.41%, 02/07/24		5,365	5,243,201
Intelsat Jackson Holdings SA, Term Loan, 07/13/22(a)(i)		269	273,712
Intelsat Jackson Holdings SA, Term Loan B3, (LIBOR USD 1 Month + 4.75%), 8.00%, 11/27/23		1,555	1,564,501
LCPR Loan Financing LLC, Term Loan, (LIBOR USD 1 Month + 5.00%), 5.16%, 10/15/26		4,560	4,579,015
Learfield Communications LLC, 1st Lien Term Loan, 12/01/23(i)		11,962	9,154,642
Lions Gate Capital Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.41%, 03/24/25		7,575	7,333,677
Midcontinent Communications, Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 08/15/26		3,015	2,945,473
Nexstar Broadcasting, Inc., Term Loan B4, (LIBOR USD 1 Month + 2.75%), 2.91%, 09/18/26		2,854	2,797,336
Radiate HoldCo LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.75%, 02/01/24		8,699	8,553,254
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.41%, 01/03/24		2,218	2,155,438
Terrier Media Buyer, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 4.41%, 01/01/38		9,400	9,203,540
Trader Corp., 1st Lien Term Loan, 09/28/23(b)(i)		16,414	15,921,463
Virgin Media Bristol LLC, Facility Term Loan N, (LIBOR USD 1 Month + 2.50%), 2.66%, 01/31/28		8,754	8,510,613
Xplornet Communications, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 4.91%, 12/31/28		11,655	11,483,788

			143,862,952

Metals & Mining — 0.7%(h)
Ball Metalpack Finco LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.50%), 4.76%, 07/31/25		6,513	6,193,444
Equinox Holdings, Inc., 1st Lien Term Loan B1, (LIBOR USD 3 Month + 3.00%), 4.07%, 03/08/24		13,991	10,388,428

			16,581,872

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan:(h) 10/07/20(a)(i)		863	875,615
(LIBOR USD 3 Month + 7.00%), 0.00%, 10/25/23		4,295	691,108

			1,566,723

Multi-Utilities — 0.2%
ExGen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/28/24(h).		5,468	5,419,957

Oil, Gas & Consumable Fuels — 0.5%(h)
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 10.38%), 11.38%, 12/31/21(a) (d)		6,778	155,363
EG Group Limited., Term Loan, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25		8,123	7,861,751
EG Group Limited., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25		3,543	3,429,374

			11,446,488

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Personal Products — 0.9%
Sunshine Luxembourg VII SARL, Term Loan B1, (LIBOR USD 6 Month + 4.25%), 5.32%, 10/01/26(h)	USD	20,357	$20,285,268

Pharmaceuticals — 2.9%(h)
Amneal Pharmaceuticals LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.69%, 05/04/25		8,342	7,815,515
Bausch Health Cos., Inc., Term Loan, 06/02/25(i)		23,946	23,536,820
Catalent Pharma Solutions, Inc., Term Loan B2, (LIBOR USD 1 Month + 2.25%), 3.25%, 05/18/26		7,133	7,085,783
Elanco Animal Health, Inc., Term Loan, 08/01/27(i)		4,984	4,882,017
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 1 Week + 2.00%), 2.11%, 11/15/27		5,296	5,184,662
Jaguar Holding Co. I LLC, Term Loan, 08/18/22(i)		18,478	18,431,710

			66,936,507

Professional Services — 1.0%(h)
Dun & Bradstreet Corp. (The), Term Loan, (LIBOR USD 1 Month + 3.75%), 3.92%, 02/06/26		21,593	21,528,375
STG-Fairway Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.32%, 01/31/27(b)		2,878	2,770,075

			24,298,450

Real Estate Management & Development — 0.0%
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 3.00%, 02/08/25(h)		722	687,090

Road & Rail — 1.3%(h)
Lineage Logistics LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 02/27/25		19,398	19,216,525
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 07/13/23		10,576	10,376,354

			29,592,879

Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.17%, 05/29/25(h)		4,184	4,103,098

Software — 8.1%
BY Crown Parent LLC, Term Loan B1, (LIBOR USD 1 Month + 3.00%), 4.00%, 02/02/26(h)		10,699	10,612,316
Castle US Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 01/29/27(h)		8,072	7,759,352
Cornerstone OnDemand, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 04/22/27(h)		1,462	1,457,980
DTI Holdco, Inc., Term Loan B1, (LIBOR USD 2 Month + 4.75%), 5.75%, 09/29/23(h)		6,594	5,433,587
Ellie Mae, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 04/17/26(h)		4,697	4,691,730
Informatica LLC, 2nd Lien Term Loan, 7.13%, 02/25/25(j)		7,971	8,044,094
Informatica LLC, Term Loan, 02/25/27(h)(i)		27,347	26,731,713
McAfee LLC, Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.91%, 09/30/24(h)		10,363	10,255,073
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 09/13/24(h)		4,514	4,460,437
Refinitiv US Holdings, Inc., Term Loan:(h) (EURIBOR 3 Month + 3.25%), 3.25%, 10/01/25	EUR	1,593	1,882,239
10/01/25(i)	USD	35,413	35,084,004

Security	Par (000)	Value

Software (continued)
Severin Acquisition LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 08/01/25(h)	USD 10,456	$10,133,320
SolarWinds Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 02/05/24(h)	6,968	6,869,928
SS&C Technologies Holdings, Inc., Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25(h)	3,800	3,684,440
TIBCO Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.41%, 03/03/28(h)	9,670	9,379,501
TIBCO Software, Inc., Term Loan B3, 06/30/26(h)(i)	3,678	3,547,655
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, 05/04/26(h)(i)	10,659	10,571,996
Ultimate Software Group, Inc., (The), 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 4.75%, 05/04/26(h)	21,034	20,994,666
Ultimate Software Group, Inc., (The), 2nd Lien
Term Loan, (LIBOR USD 3 Month + 6.75%), 7.50%, 05/03/27(h)	6,939	7,069,106

		188,663,137

Specialty Retail — 1.8%(h)
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.74%, 11/07/24(b).	8,961	8,826,428
CD&R Firefly Bidco Ltd., Term Loan B1, (LIBOR GBP 6 Month + 4.50%), 5.18%, 06/23/25	GBP 2,000	2,598,535
MED ParentCo. LP, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 08/31/26	USD 7,298	6,829,769
MED ParentCo. LP, Delayed Draw 1st Lien Term Loan, 08/31/26(i)	1,280	1,198,321
Midas Intermediate Holdco II LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 08/18/21	5,348	4,763,097
PetSmart, Inc., Term Loan, 03/11/22(i)	17,832	17,781,558

		41,997,708

Technology Hardware, Storage & Peripherals — 0.5%(h)
Electronics for Imaging, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 5.16%, 07/23/26	5,521	4,361,342
Western Digital Corp., Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/29/23	7,092	7,029,452

		11,390,794

Trading Companies & Distributors — 0.5%(h)(i)
Beacon Roofing Supply, Inc., Term Loan, 01/02/25	5,000	4,842,700
HD Supply, Inc., Term Loan B5, 10/17/23	6,955	6,908,475

		11,751,175

Wireless Telecommunication Services — 1.6%(h)
Digicel International Finance Ltd., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 3.80%, 05/27/24	5,666	4,943,376
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 05/16/24	5,967	5,916,524
SBA Senior Finance II LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/11/25	9,456	9,225,865
T-Mobile USA, Inc., Term Loan, 04/01/27(i)	17,731	17,768,767

		37,854,532

Total Floating Rate Loan Interests — 95.0% (Cost: $2,291,417,275)		2,224,029,683

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Beneficial Interest (000)		Value

Other Interests — 0.0%(k)

Capital Markets — 0.0%
Millennium Lender Claim(b)	USD	15,011	$—

Total Other Interests — 0.0%			—

	Shares

Warrants — 0.0%

Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 06/08/17, 1 share for 1 warrant, Expires 06/08/22, Strike Price USD 0.00)(a)(b)		17,095	—

Total Warrants — 0.0%			—

Total Long-Term Investments — 96.6% (Cost: $2,335,507,076)			2,262,847,481

Security	Shares	Value

Short-Term Securities — 5.4%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.04%*	126,307,725	$126,307,725
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 0.01%	203,672	203,672

Total Short-Term Securities — 5.4% (Cost: $126,511,397)		126,511,397

Total Investments — 102.0% (Cost: $2,462,018,473)		2,389,358,878

Liabilities in Excess of Other Assets — (2.0)%		(47,573,505)

Net Assets — 100.0%		$2,341,785,373

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Convertible security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Fixed rate.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Annualized 7-day yield as of period end.
*	Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$195,186,412	$—	$(68,878,687)	$—	$—	$126,307,725	126,307,725	$1,873,526		$428
SL Liquidity Series, LLC, Money Market Series(a)(b)	96,301,413	—	(96,250,874)	(42,324)	(8,215)	—	—	580,534	(c)	—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	—	98,842,306	(100,757,342)	1,915,036	—	—	—	1,076,322		—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	29,418,590	(30,915,695)	1,497,105	—	—	—	213,302		—

				$3,369,817	$(8,215)	$126,307,725		$3,743,684		$428

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	3,090,000	USD	4,112,790	Bank of America NA	09/03/20	$17,790
USD	20,937,600	EUR	17,510,000	UBS AG	10/05/20	26,510

						44,300

EUR	17,510,000	USD	20,922,699	UBS AG	09/03/20	(26,715)
USD	20,821,907	EUR	17,573,000	State Street Bank and Trust Co.	09/03/20	(149,260)
USD	4,074,708	GBP	3,098,000	State Street Bank and Trust Co.	09/03/20	(66,565)
USD	4,113,658	GBP	3,090,000	Bank of America NA	10/05/20	(17,876)

						(260,416)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.34.V9	5.00%	Quarterly	06/20/25	B+	USD	44,463	$2,980,469	$354,652	$2,625,817

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$354,652	$—	$2,625,817	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$44,300	$—	$—	$44,300
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	2,625,817	—	—	—	—	2,625,817

	$—	$2,625,817	$—	$44,300	$—	$—	$2,670,117

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	260,416	—	—	260,416

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(974,941)	$—	$—	$(974,941)
Options purchased (a)	—	—	(1,211,838)	—	—	—	(1,211,838)
Swaps	—	(536,521)	—	—	—	—	(536,521)

	$—	$(536,521)	$(1,211,838)	$(974,941)	$—	$—	$(2,723,300)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	(720,849)	—	—	(720,849)
Options purchased (b)	—	—	78,391	—	—	—	78,391
Swaps	—	2,625,817	—	—	—	—	2,625,817

	$—	$2,625,817	$78,391	$(720,849)	$—	$—	$1,983,359

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$53,688,526
Average amounts sold — in USD	26,740,444
Options:
Average value of option contracts purchased	81,750
Credit default swaps:
Average notional value — sell protection	11,115,825

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$44,300	$260,416
Swaps — Centrally cleared	60,467	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$104,767	$260,416
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(60,467)	—

Total derivative assets and liabilities subject to an MNA	$44,300	$260,416

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America NA	$17,790	$(17,790)	$—	$—	$—
UBS AG	26,510	(26,510)	—	—	—

	$44,300	$(44,300)	$—	$—	$—

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America NA	$17,876	$(17,790)	$—	$—	$86
State Street Bank and Trust Co.	215,825	—	—	—	215,825
UBS AG	26,715	(26,510)	—	—	205

	$ 260,416	$ (44,300)	$ —	$ —	$ 216,116

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Commercial Services & Supplies	$—	$—	$340,168	$340,168
Construction & Engineering	1,597,267	—	—	1,597,267
Energy Equipment & Services	—	—	154,594	154,594
Health Care Providers & Services	—	—	72	72
Machinery	—	80,775	—	80,775
Media	562,231	—	—	562,231
Software	4,299	—	—	4,299
Corporate Bonds:
Airlines	—	8,000,887	—	8,000,887
Automobiles	—	3,768,326	—	3,768,326
Chemicals	—	181,020	—	181,020
Construction & Engineering	—	495,510	—	495,510
Distributors	—	5,463,150	—	5,463,150
Diversified Telecommunication Services	—	852,302	—	852,302
Energy Equipment & Services	—	—	1,913,450	1,913,450
Internet & Direct Marketing Retail	—	2,647,544	—	2,647,544
Machinery	—	3,879,476	—	3,879,476
Real Estate Management & Development	—	3,057,207	—	3,057,207
Software	—	5,819,520	—	5,819,520
Floating Rate Loan Interests:
Aerospace & Defense	—	38,485,951	—	38,485,951
Airlines	—	24,892,898	—	24,892,898
Auto Components	—	29,434,240	—	29,434,240
Automobiles	—	10,471,705	—	10,471,705
Building Products	—	20,645,437	—	20,645,437
Capital Markets	—	57,870,690	3,186,993	61,057,683
Chemicals	—	83,232,170	—	83,232,170
Commercial Services & Supplies	—	101,552,606	3,412,645	104,965,251
Construction & Engineering	—	11,348,212	—	11,348,212
Construction Materials	—	24,800,240	—	24,800,240
Containers & Packaging	—	76,447,888	—	76,447,888
Diversified Consumer Services	—	51,058,528	13,578,949	64,637,477
Diversified Financial Services	—	109,256,405	3,326,444	112,582,849
Diversified Telecommunication Services	—	44,595,153	—	44,595,153
Electric Utilities	—	16,709,830	—	16,709,830
Electrical Equipment	—	22,267,800	—	22,267,800
Entertainment	—	33,382,089	—	33,382,089
Equity Real Estate Investment Trusts (REITs)	—	7,001,826	—	7,001,826
Food & Staples Retailing	—	26,909,675	—	26,909,675

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio

	Level 1	Level 2	Level 3	Total
Food Products	$—	$73,021,974	$883,545	$73,905,519
Health Care Equipment & Supplies	—	24,375,545	—	24,375,545
Health Care Providers & Services	—	76,435,010	11,828,309	88,263,319
Health Care Technology	—	9,880,497	—	9,880,497
Hotels, Restaurants & Leisure	—	113,912,253	2,985,844	116,898,097
Household Durables	—	3,929,078	—	3,929,078
Independent Power and Renewable Electricity Producers	—	9,884,318	—	9,884,318
Industrial Conglomerates	—	48,173,510	—	48,173,510
Insurance	—	92,428,470	—	92,428,470
IT Services	—	258,337,302	—	258,337,302
Life Sciences Tools & Services	—	12,204,758	—	12,204,758
Machinery	—	53,459,187	1,983,079	55,442,266
Media	—	122,658,760	21,204,192	143,862,952
Metals & Mining	—	16,581,872	—	16,581,872
Multiline Retail	—	1,566,723	—	1,566,723
Multi-Utilities	—	5,419,957	—	5,419,957
Oil, Gas & Consumable Fuels	—	11,446,488	—	11,446,488
Personal Products	—	20,285,268	—	20,285,268
Pharmaceuticals	—	66,936,507	—	66,936,507
Professional Services	—	21,528,375	2,770,075	24,298,450
Real Estate Management & Development	—	687,090	—	687,090
Road & Rail	—	29,592,879	—	29,592,879
Semiconductors & Semiconductor Equipment	—	4,103,098	—	4,103,098
Software	—	188,663,137	—	188,663,137
Specialty Retail	—	33,171,280	8,826,428	41,997,708
Technology Hardware, Storage & Peripherals	—	11,390,794	—	11,390,794
Trading Companies & Distributors	—	11,751,175	—	11,751,175
Wireless Telecommunication Services	—	37,854,532	—	37,854,532
Short-Term Securities	126,511,397	—	—	126,511,397
Unfunded Floating Rate Loan Interests (a)	—	8,185	—	8,185
Liabilities:
Unfunded Floating Rate Loan Interests (a)	—	(18,197)	—	(18,197)

	$128,675,194	$2,184,278,885	$76,394,787	$2,389,348,866

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$2,625,817	$—	$2,625,817
Foreign currency exchange contracts	—	44,300	—	44,300
Liabilities:
Foreign currency exchange contracts	—	(260,416)	—	(260,416)

	$—	$2,409,701	$—	$2,409,701

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Floating Rate Income Portfolio

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total

Investments:
Assets:
Opening balance, as of August 31, 2019	$2,010,665	$—	$99,703,493	$101,714,158
Transfers into level 3 (a)	1,077	—	25,532,872	25,533,949
Transfers out of level 3 (b)	—	—	(14,462,684)	(14,462,684)
Accrued discounts/premiums	—	1,334	103,585	104,919
Net realized loss	(219,676)	—	(2,375,552)	(2,595,228)
Net change in unrealized appreciation (depreciation) (c)(d)	31,039	(13,697)	(1,043,683)	(1,026,341)
Purchases	53,067	1,925,813	34,845,372	36,824,252
Sales	(1,381,338)	—	(68,316,900)	(69,698,238)
Closing balance, as of August 31, 2020	$494,834	$1,913,450	$73,986,503	$76,394,787
Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2020 (d)	$209,375	$(13,697)	$(1,445,502)	$(1,249,824)

(a)

As of August 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

August 31, 2020

BlackRock Floating Rate Income Portfolio

ASSETS
Investments at value — unaffiliated (cost — $2,335,710,748)	$2,263,051,153
Investments at value — affiliated (cost — $126,307,725)	126,307,725
Cash	150,717
Cash pledged for centrally cleared swaps	4,862,000
Foreign currency at value (cost — $86,283)	87,000
Receivables:
Investments sold	117,555,601
Securities lending income — affiliated	1,319
Capital shares sold	3,401,089
Dividends — affiliated	11,168
Interest — unaffiliated	6,557,330
Variation margin on centrally cleared swaps	60,467
Unrealized appreciation on:
Forward foreign currency exchange contracts	44,300
Unfunded floating rate loan interests	8,185
Prepaid expenses	161,434

Total assets	2,522,259,488

LIABILITIES
Payables:
Investments purchased	170,510,167
Administration fees	120,045
Capital shares redeemed	5,633,068
Income dividend distributions	1,349,441
Investment advisory fees	1,033,886
Trustees’ and Officer’s fees	16,608
Other affiliate fees	9,292
Service and distribution fees	105,833
Other accrued expenses	1,417,162
Unrealized depreciation on:
Forward foreign currency exchange contracts	260,416
Unfunded floating rate loan interests	18,197

Total liabilities	180,474,115

NET ASSETS	$2,341,785,373

NET ASSETS CONSIST OF
Paid-in capital	$2,633,217,740
Accumulated loss	(291,432,367)

NET ASSETS	$2,341,785,373

NET ASSET VALUE
Institutional — Based on net assets of $1,434,115,588 and 149,183,097 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.61

Investor A — Based on net assets of $292,669,849 and 30,450,439 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.61

Investor C — Based on net assets of $45,260,893 and 4,708,800 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.61

Class K — Based on net assets of $569,739,043 and 59,298,017 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.61

See notes to financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended August 31, 2020

BlackRock Floating Rate Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$3,163,150
Dividends — unaffiliated	4,001,699
Interest — unaffiliated	132,981,231
Securities lending income — affiliated — net	580,534

Total investment income	140,726,614

EXPENSES
Investment advisory	13,978,820
Service and distribution — class specific	1,484,781
Transfer agent — class specific	1,319,249
Administration	1,044,352
Administration — class specific	546,740
Registration	506,690
Accounting services	368,743
Professional	198,502
Printing and postage	66,579
Custodian	36,184
Trustees and Officer	24,022
Miscellaneous	414,966

Total expenses	19,989,628
Less:
Administration fees waived — class specific	(9,915)
Fees waived and/or reimbursed by the Manager	(252,122)
Transfer agent fees waived and/or reimbursed — class specific	(7)

Total expenses after fees waived and/or reimbursed	19,727,584

Net investment income	120,999,030

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	3,357,057
Investments — unaffiliated	(113,122,406)
Capital gain distributions from underlying funds — affiliated	428
Forward foreign currency exchange contracts	(974,941)
Foreign currency transactions	136,611
Short sales — affiliated	12,760
Swaps	(536,521)

(111,127,012)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(8,215)
Investments — unaffiliated	(31,478,322)
Forward foreign currency exchange contracts	(720,849)
Foreign currency translations	150,740
Swaps	2,625,817
Unfunded floating rate loan interests	(8,797)

(29,439,626)

Net realized and unrealized loss	(140,566,638)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,567,608)

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Portfolio
	Year Ended August 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$120,999,030	$171,881,828
Net realized loss	(111,127,012)	(56,192,802)
Net change in unrealized appreciation (depreciation)	(29,439,626)	(25,938,900)
Net increase (decrease) in net assets resulting from operations	(19,567,608)	89,750,126

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(86,514,027)	(125,627,714)
Investor A	(13,038,755)	(20,086,787)
Investor C	(2,280,873)	(4,215,706)
Investor C1	(30,882)	(195,706)
Class K	(16,070,098)	(21,487,768)
Decrease in net assets resulting from distributions to shareholders	(117,934,635)	(171,613,681)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(606,709,378)	(908,404,289)

NET ASSETS

Total decrease in net assets	(744,211,621)	(990,267,844)
Beginning of year	3,085,996,994	4,076,264,838
End of year	$2,341,785,373	$3,085,996,994

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio

	Institutional

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.95	$10.15	$10.20	$10.12	$10.20
Net investment income (a)	0.43	0.51	0.45	0.42	0.42
Net realized and unrealized gain (loss)	(0.35)	(0.20)	(0.05)	0.08	(0.08)
Net increase from investment operations	0.08	0.31	0.40	0.50	0.34

Distributions from net investment income (b)	(0.42)	(0.51)	(0.45)	(0.42)	(0.42)

Net asset value, end of year	$9.61	$9.95	$10.15	$10.20	$10.12

Total Return (c)
Based on net asset value	0.87%	3.13%	3.96%	5.01%	3.48%

Ratios to Average Net Assets (d)
Total expenses	0.68%	0.67% (e)	0.66% (e)	0.67%	0.68%
Total expenses after fees waived and/or reimbursed	0.67%	0.66%	0.66%	0.67%	0.67%
Net investment income	4.49%	5.08%	4.39%	4.10%	4.23%

Supplemental Data
Net assets, end of year (000)	$1,434,116	$2,204,716	$2,958,918	$2,753,882	$2,290,192
Portfolio turnover rate	80%	52%	60%	112%	72%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio

	Investor A

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.95	$10.15	$10.20	$10.12	$10.20
Net investment income (a)	0.41	0.48	0.42	0.39	0.39
Net realized and unrealized gain (loss)	(0.36)	(0.20)	(0.05)	0.08	(0.08)
Net increase from investment operations	0.05	0.28	0.37	0.47	0.31

Distributions from net investment income (b)	(0.39)	(0.48)	(0.42)	(0.39)	(0.39)

Net asset value, end of year	$9.61	$9.95	$10.15	$10.20	$10.12

Total Return (c)
Based on net asset value	0.60%	2.84%	3.65%	4.69%	3.14%

Ratios to Average Net Assets (d)
Total expenses (e)	0.95%	0.95%	0.97%	0.99%	1.01%
Total expenses after fees waived and/or reimbursed	0.94%	0.95%	0.96%	0.98%	1.01%
Net investment income	4.20%	4.79%	4.08%	3.79%	3.89%

Supplemental Data
Net assets, end of year (000)	$292,670	$370,351	$546,843	$607,709	$554,628
Portfolio turnover rate	80%	52%	60%	112%	72%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%
(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	N/A	0.95%	N/A	N/A	1.00%

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio

	Investor C

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.95	$10.15	$10.19	$10.11	$10.19
Net investment income (a)	0.33	0.41	0.34	0.31	0.32
Net realized and unrealized gain (loss)	(0.35)	(0.21)	(0.04)	0.08	(0.08)
Net increase (decrease) from investment operations	(0.02)	0.20	0.30	0.39	0.24

Distributions from net investment income (b)	(0.32)	(0.40)	(0.34)	(0.31)	(0.32)

Net asset value, end of year	$9.61	$9.95	$10.15	$10.19	$10.11

Total Return (c)
Based on net asset value	(0.16)%	2.09%	3.01%	3.94%	2.42%

Ratios to Average Net Assets (d)
Total expenses	1.72%	1.69% (e)	1.69%	1.70%	1.71%
Total expenses after fees waived and/or reimbursed	1.71%	1.69%	1.68%	1.70%	1.70%
Net investment income	3.47%	4.06%	3.36%	3.08%	3.19%

Supplemental Data
Net assets, end of year (000)	$45,261	$84,631	$119,171	$133,144	$128,754
Portfolio turnover rate	80%	52%	60%	112%	72%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%
(e) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio

	Class K
	Year Ended August 31,				Period from 03/28/16 (a) to 08/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$9.95	$10.15	$10.19	$10.11	$9.90
Net investment income (b)	0.43	0.51	0.45	0.42	0.19
Net realized and unrealized gain (loss)	(0.35)	(0.20)	(0.04)	0.08	0.21
Net increase from investment operations	0.08	0.31	0.41	0.50	0.40

Distributions from net investment income (c)	(0.42)	(0.51)	(0.45)	(0.42)	(0.19)

Net asset value, end of period	$9.61	$9.95	$10.15	$10.19	$10.11

Total Return (d)
Based on net asset value	0.92%	3.19%	4.09%	5.05%	4.05%(e)

Ratios to Average Net Assets (f)
Total expenses (g)	0.63%	0.61%	0.63%	0.65%	0.63%(h)
Total expenses after fees waived and/or reimbursed	0.62%	0.61%	0.63%	0.63%	0.63%(h)
Net investment income	4.46%	5.12%	4.44%	4.08%	4.44%(h)

Supplemental Data
Net assets, end of period (000)	$569,739	$424,275	$441,021	$200,103	$6,258
Portfolio turnover rate	80%	52%	60%	112%	72%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,				Period from 03/28/16 (a) to 08/31/16

	2020	2019	2018	2017
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%
(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended August 31,				Period from 03/28/16 (a) to 08/31/16

	2020	2019	2018	2017
Expense ratios	N/A	0.61%	0.62%	N/A	N/A
(h) Annualized.

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Floating Rate Income Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
To Investor A Shares after
Investor C Shares	No	Yes	(b)	approximately 10 years (c)

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended August 31, 2020. The adjusted cost basis of securities at August 31, 2019 is $3,341,175,442.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the Fund’s listing exchange, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•	Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Intelsat Jackson Holdings SA, Term Loan	$269,224	$269,224	$273,712	$4,488
MED ParentCo. LP, Delayed Draw 1st Lien Term Loan	548,229	531,247	513,050	(18,197)
Neiman Marcus Group Ltd. LLC, Term Loan	246,479	246,479	250,176	3,697

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value - unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater than $3 Billion	0.450

Effective March 2, 2020, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75
Investor C1	0.25	0.50

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended August 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$797,297
Investor C	681,131
Investor C1	6,353
$1,484,781

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended August 31, 2020, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	$395,246
Investor A	63,714
Investor C	13,607
Investor C1	170
Class K	74,003
$ 546,740

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$ 375

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended August 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,329
Investor A	2,252
Investor C	1,014
Class K	469
$ 7,064

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (continued)

For the year ended August 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$1,017,757
Investor A	233,050
Investor C	57,722
Investor C1	1,009
Class K	9,711
$1,319,249

Other Fees: For the year ended August 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A

Shares of $7,622.

For the year ended August 31, 2020, affiliates received CDSCs as follows:

Investor A	$10,944
Investor C	14,278

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to December 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2020, the amount waived was $120,806.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/ or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2020, the Manager waived $131,316 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.70%
Investor A	1.05
Investor C	1.80
Investor C1	1.80
Class K	0.65

The Manager has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended August 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended August 31, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees
Waived
Institutional	$ 8,173
Class K	1,742
$ 9,915

Transfer Agent Fees
Waived and/or Reimbursed
Class K	$ 7

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Fund retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended August 31, 2020, the Fund paid BIM $182,504 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended August 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Sales	1,297,500
Net Realized Loss	(196,240)

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, including paydowns and excluding short-term investments, were $2,112,358,704 and $2,710,370,880, respectively.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	08/31/20	08/31/19
Ordinary income	$117,934,635	$171,613,681

As of period end, the tax components of accumulated earnings (loss) were as follows:

Undistributed ordinary income	$1,232,838
Non-expiring capital loss carryforwards (a)	(214,267,535)
Net unrealized losses (b)	(78,397,670)

$(291,432,367)

(a) Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the deferral of compensation to trustees and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,470,154,242

Gross unrealized appreciation	$6,799,728
Gross unrealized depreciation	(85,013,576)

Net unrealized appreciation (depreciation)	$(78,213,848)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to the Fund. The remaining $1.75 billion commitment is available to all Participating Funds, but the Fund can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain, and it may adversely affect the Fund’s performance or NAV.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	142,087,631	$1,362,344,837	88,289,119	$881,794,278
Shares issued in reinvestment of distributions	7,304,345	70,213,682	9,806,618	97,780,997
Shares redeemed	(221,753,996)	(2,094,791,769)	(168,038,077)	(1,674,791,676)
Net decrease	(72,362,020)	$(662,233,250)	(69,942,340)	$(695,216,401)
Investor A
Shares sold and automatic conversion of shares	6,304,746	$60,680,012	9,982,617	$100,026,072
Shares issued in reinvestment of distributions	1,140,740	10,981,395	1,737,652	17,321,696
Shares redeemed	(14,214,568)	(135,609,830)	(28,376,672)	(283,396,700)
Net decrease	(6,769,082)	$(63,948,423)	(16,656,403)	$(166,048,932)
Investor C
Shares sold	996,724	$9,632,189	1,732,294	$17,382,875
Shares issued in reinvestment of distributions	205,787	1,982,152	374,962	3,736,653
Shares redeemed and automatic conversion of shares	(5,001,186)	(47,665,624)	(5,343,468)	(53,280,391)
Net decrease	(3,798,675)	$(36,051,283)	(3,236,212)	$(32,160,863)
Investor C1 (a)
Shares sold	—	$—	3,134	$31,277
Shares issued in reinvestment of distributions	1,549	15,430	15,159	151,678
Shares redeemed	(205,069)	(2,045,758)	(831,189)	(8,363,941)
Net decrease	(203,520)	$(2,030,328)	(812,896)	$(8,180,986)
Class K
Shares sold	40,029,604	$384,084,573	11,633,096	$116,382,352
Shares issued in reinvestment of distributions	1,662,291	16,038,429	2,155,940	21,487,218
Shares redeemed	(25,047,168)	(242,569,096)	(14,599,871)	(144,666,677)
Net increase (decrease)	16,644,727	$157,553,906	(810,835)	$(6,797,107)
Total Net Decrease	(66,488,570)	$(606,709,378)	(91,458,686)	$(908,404,289)

(a) On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Floating Rate Income Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Floating Rate Income Portfolio of BlackRock Funds V (the “Fund”), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

For the fiscal year ended August 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock Floating Rate Income Portfolio	$ 116,748,070

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the year ended August 31, 2020:

Fund	Federal Obligation Interest
BlackRock Floating Rate Income Portfolio	$1,612,388

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M / I M P O R T A N T T A X I N F O R M A T I O N	41

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second, and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	43

Disclosure of Investment Advisory Agreement  (continued)

The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)

Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

			86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)

Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.

			86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)

Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.

			86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.

			87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			87 RICs consisting of 111 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			121 RICs consisting of 275 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	122 RICs consisting of 276 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

TRUSTEE AND OFFICER INFORMATION	47

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116
Sub-Adviser BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Distributor BlackRock Investments, LLC New York, NY 10022
Accounting Agent JPMorgan Chase Bank, N.A. New York, NY 10179	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019
Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809
Custodian JPMorgan Chase Bank, N.A. New York, NY 10179

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in this Report

Currency

EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-In-Kind
SCA	Svenska Cellulosa Aktiebolaget

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$94,860	$94,860	$0	$213	$18,200	$18,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$18,200	$18,313

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: October 30, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: October 30, 2020